SCUDDER
                                                                     INVESTMENTS

Asset Management Fund -- Premier Class

Supplement dated April 8, 2003, to the Fund's Prospectus dated July 31, 2002. The Fund's Prospectus is changed as follows:
--------------------------------------------------------------------------------

The following is added to the last paragraph under the "Principal Investments" -- "Derivatives" section:

Additionally, to the extent that the Fund invests up to 25% of its total assets in forward currency exchange contracts in the currencies of these countries, the Fund may also invest up to 25% of its assets in short positions in these same types of contracts.

The Fund may invest up to 25% of its total assets in short positions of international stock or fixed income index futures, provided that the Fund also invests the same amount in long positions in these same types of securities. In pursuing this investment strategy, the Fund may invest, in the aggregate, up to 25% of its total assets in short positions, and an additional 25% of its total assets in long positions, in these types of securities.

The following replaces the last paragraph in the "Risks" -- "Derivative Risk" section:

The use of short sales and/or derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change. For futures contracts and options on futures used for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.






               Please Retain This Supplement for Future Reference


April 8, 2003
BT Pyramid Mutual Funds
CUSIP: 055.847.404
SAMF-3602

Supplement to the currently effective Statement of Additional Information and all currently effective Supplements thereto for the Asset Management Fund - Premier Class:


The following replaces the `Summary of Investment Practices' - `Currency Management' -`Forward Currency Exchange Contracts' section, for the Premier Class of the Asset Management Fund.

------------------------------- ----------- -------------- ---------------------
Forward Currency Exchange            50%          50%              50%
Contracts
------------------------------- ----------- -------------- ---------------------

The following replaces the `Summary of Investment Practices' - `Other Investments and Investment Practices' -`Short Sales' section, for the Premier Class of the Asset Management Fund.

------------------------------- ---------- --------------- ---------------------
Short Sales                         25%         25%               25%
------------------------------- ---------- --------------- ---------------------

The following sentence supplements the `Securities of Non-US Issuers' - `General' section, first paragraph, for the Premier Class of the Asset Management Fund.

As described in the Funds' prospectus, the Portfolios may also seek exposure to foreign securities through index derivatives.

The following sentences replace the first sentence of the second paragraph of the `Forward Currency Exchange Contracts' discussion found under the `Currency Management' section for the Premier Class of the Asset Management Fund.

A Portfolio may enter into forward currency exchange contracts as described in the prospectus. Additionally, a Portfolio also may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.

The following supplements the `Other Investments and Investment Practices' - `Short Sales' section for the Premier Class of the Asset Management Fund.

As explained in the `Summary of Investment Practices' table, short sales as described above are permitted up to 25% of total fund assets, however, they are not expected to be utilized to a significant extent.

Additionally, to the extent that a Portfolio invests up to 25% of its total assets in forward currency exchange contracts in the currencies of these countries, the Portfolio may also invest up to 25% of its assets in short positions in these same types of contracts.

Each of the Portfolios may also invest up to 25% of its total assets in short positions of international stock or fixed income index futures, and to the extent that a Portfolio does so, that Portfolio may invest up to an additional 25% of its total assets in long positions in these same types of securities.


               Please Retain This Supplement for Future Reference


April 8, 2003